January 17, 2008

Auto Analysts of
New York Conference

Exhibit 99.1

Agenda

2007 Accomplishments

Bob Rossiter, Chairman, CEO and President

2008 Outlook and Sales Backlog Update

Matt Simoncini, Chief Financial Officer

Restructuring Status and Major 2008 Launches

Jim Vandenberghe, Vice Chairman

Major 2007 Accomplishments

Significant progress on global restructuring actions

Improved financial results; strengthened balance sheet

Completed divesture of North American Interior business

Seating business performing well; steps taken to
improve Electrical and Electronic business

Maintained quality and product innovation momentum

Continued to aggressively grow total Asian sales

Significantly Strengthened Competitiveness,
Improved Financial Results And Increased Flexibility

$14.0
$14.6
2005
2006
2007
Estim ate

≈$750
$558
$401
2005
2006
2007
Estim ate

*

ADVANCE RELENTLESSLY

Net Sales*

Excludes Interior business:

     - 2005 -- $3.1 billion

     - 2006 -- $3.2 billion

     - 2007 -- $0.7 billion

(in billions)

(in millions)

Core Operating Earnings*

Improved Financial Results
Net Sales And Core Operating Earnings**

*  Excludes Interior business:

     - 2005 -- $(77) million

     - 2006 -- $(161) million

     - 2007 -- $16 million

**  Core operating earnings represents income before interest, other expense, income taxes, restructuring costs and other special items, excluding the divested Interior business.  Pretax loss was $1,187.2 million and $655.5 million in 2005 and 2006, respectively.  Please see slides titled “Non-GAAP

     Financial Information” and “Forward-Looking Statements” at the end of this presentation for further information.

≈$15.3

$318
$395
$509
$317
($419)
$116
2001
2002
2003
2004
2005
2006
2007
Estimate

ADVANCE RELENTLESSLY

Free Cash Flow

Returning To Historical Trend Levels*

2005 Unusual Factors

Change in customer payment terms (four day delay resulted in full month impact to reported cash flow)

Historically large backlog / launch schedule and associated investment

Customer production volatility

Increasing commodity costs / supplier distress

*Free cash flow represents net cash provided by operating activities before net change in sold accounts receivable, less capital expenditures.  Please see slides titled “Non-GAAP Financial Information” and “Forward-Looking Statements” at the end of this presentation for further information.

in millions

~$400+

Lear Positioned To Realize Future Value
Through IAC Joint Ventures*

IAC is a global market leader with annual sales of about $5.5 billion:

Products include door panels, flooring and acoustics, instrument panels and cockpits, overhead systems and interior trim

Joint venture is a platform for industry consolidation, restructuring and business integration in this segment

Lear is positioned to participate in improving business fundamentals

IAC–Europe

Annual sales of about $1.5 billion

Lear holds a 34% minority interest in IAC-Europe

IAC–North America

Annual sales of about $3.5 billion

Lear holds a 19% minority interest in IAC-North America

* Please see slide titled “Forward-Looking Statements” at the end of this presentation for further information.

Strong Market Position In Core Products

Sources:  Lear Market Share Study / CSM Worldwide Survey Data (based on independent suppliers)

#2 globally, in a market estimated

    to be $45 to $50 billion in size:

     - #2 in North America

     - #3 in Europe

     - #2 in China and #1 in India

Lear is the highest quality major seat
manufacturer for the past 6 years,
according to J.D. Power Seat Survey

First to market SoyFoam™ and leader in
whiplash protection with ProTecPLuS™

  Niche player in electronic

   modules, wireless products,

   premium audio/video systems

   and tire pressure monitoring systems

Seating Systems

  #3 in North America

  #4 in Europe; among leaders in China

   Leader in junction box technology

   Proprietary terminals & connectors

   Portfolio of hybrid electrical components

Electrical Distribution Systems

Electronic Products

and

Opportunity To Grow Electrical and
Electronic Business

Power distribution is a critical system within every vehicle

Expertise in system architecture and integration

Ability to adapt new technologies into automotive applications

Core capabilities in areas of increasing consumer demand
(e.g., premium infotainment and hybrid electrical systems)

          Hybrid Electrical Systems Market Opportunity*

Rapidly growing demand for hybrid vehicles in North America [estimated at
      700,000 vehicles in 2008 and over 3 million vehicles in 2013]

Sizeable hybrid electrical market potential [estimated at
      $760 million in 2008 and $4.3 billion by 2013]

Lear offers a portfolio of hybrid electrical products:

Fuse Connectors  [Lear Patent]

*Hybrid Market Forecast Information by Strategy Analytic

Integrated Power Module

High Voltage Wiring

Power Distribution Boxes

Power Inverters

Power Converters

[Lear Patent Pending]

2003
2004
2005
2006
2007
Estimate
Consolidated
Non-consolidated

ADVANCE RELENTLESSLY

Aggressively Growing Total Asian Sales***

Total Asian Sales**

($ in millions)

* Includes consolidated and non-consolidated sales.

$1,450

$1,850

~$2,850

$2,200

**     Includes sales in Asia and with Asian manufacturers globally; excludes Interior business.

***   Please see slide titled “Forward-Looking Statements” at the end of this presentation for further information.

2007 Highlights

Significant market position
in China:

Total sales > $700 million*

Supply 20+ OEMs on
> 100 vehicle programs

19 manufacturing facilities
with approximately 6,000
employees

Lear’s fastest growing
market

11 new facilities in China and
India supporting Ford, Mazda,
Chery, Tata, M&M, BMW and
Hyundai

$950

2008 Outlook and Sales
Backlog Update

2008 Outlook
Production And Commodity Assumptions*

Please see slide titled “Forward-Looking Statements” at the end of this presentation for further information.

Production

(units in millions)

2008

2005

2006

2007

Outlook

2008

Trend

North America

Total Industry

15.8

15.3

15.0

14.4

Big Three

10.7

10.0

9.4

8.6

Europe

Total Industry

18.7

19.0

20.0

20.1

Lear's Top 5 Customers

9.5

9.7

10.2

10.0

Euro Value ($/Euro)

$1.25

$1.25

$1.37

$1.45

Asia

Total Industry

22.3

24.3

26.0

28.2

China

4.3

5.7

6.8

7.6

India

1.4

1.6

1.8

2.5

Key Commodities

    Hot-Rolled Steel ($/lb.)

$0.38

$0.39

$0.36

$0.36

Copper ($/lb.)

$1.63

$3.02

$3.21

$3.22

Status

Actual

Positive Factors In 2008 Help Lear Mitigate
Adverse Production Environment in North America*

Net new business of $330 million in 2008

Growth in Asia and with Asian manufacturers globally

Increasing savings from global restructuring actions

Ongoing operating efficiencies and cost reductions

Continuing improvement in international operations

Less volatility in key commodity prices

Maintain target margin in Seating and improve margin in
Electrical and Electronic segment

Please see slide titled “Forward-Looking Statements” at the end of this presentation for further information.

LEAR CORPORATION

2005
2006
2007
9 Months
2008
Outlook

ADVANCE RELENTLESSLY

Seating Business Performing Well*

                                                                                                                                                                               Global Footprint /Platform Breadth

                                                                                                                                                                                       Customers include all major OEMs

                                                                                                                                                                                      “Best-in-class” expertise across platforms

                                                                                                                                                                                      Global program launch executions

                                                                                                                                                                                      R&D leveraged globally

                                                                                                                                                                              Customer Focused

                                                                                                                                                                                      Industry leading benchmarking capabilities
                                                                                                                                   via Cost Technology Optimization (“CTO”)

                                                                                                                                                                                      Long-term collaborative partnerships

                                                                                                                                                                              Quality Leader

                                                                                                                                                                                       Leader in customer ratings and independent
                                                                                                                                  quality surveys

                                                                                                                                                                                      Reduction in overall system costs

                                                                                                                                                                              Cost Competitive

                                                                                                                                                                                      Low-cost country footprint for components

                                                                                                                                                                                       Global common architecture strategy

                                                                                                                                                                                       Vertical integration capabilities

* Please see slide titled “Forward-Looking Statements” at the end of this presentation for further information.

Maintain Healthy Margin And Leadership Position

Seating Margin

Lear’s Competitive Strengths

LEAR CORPORATION

2005
2006
2007
9 Months
2008
Outlook

ADVANCE RELENTLESSLY

Electrical And Electronic Business
To Improve*

Market Environment

Fierce global competition depressing
margins

Increasing consumer demand for
electrical content in vehicles

Core Strategies

Further develop system integration
capabilities

Achieve lowest cost global footprint

Capitalize on emerging technologies

Business Outlook

Further margin pressure

Significant new business coming on line

Solid future opportunity

* Please see slide titled “Forward-Looking Statements” at the end of this presentation for further information.

Electrical and Electronic Margin

Improve Margin And Strengthen Competitive Position

Business Assessment

$14.6
≈$15.3
≈$15.0
2006
2007
Estimate
2008
Outlook

ADVANCE RELENTLESSLY

2008 Outlook
Net Sales**

≈$330 million of net new Seating,
Electrical and Electronic business

Favorable foreign exchange of
about $350 million, primarily 6%
stronger Euro

Adverse industry production,
unfavorable platform mix and
pricing of about $1 billion, mainly
in North America

2008 Net Sales Outlook

Net Sales*

(in billions)

Excludes Interior business:

    - 2006 -- $3.2 billion

   - 2007 -- $0.7 billion

**   Please see slide titled “Forward-Looking Statements” at the end of this presentation for further  information.

≈$750
≈$680
$558
2006
2007
Estimate
2008
Outlook

–

–

+

+

+

+

ADVANCE RELENTLESSLY

2008 Outlook
Core Operating Earnings – Core Businesses **

Adverse industry production and
unfavorable platform mix in North
America

Challenging pricing environment

Increasing restructuring savings

Operating efficiencies and cost
reductions

New global business

Lower launch activity and costs

     2008 Core Operating
        Earnings Outlook

Core Operating Earnings*

Excludes Interior Business:

    - 2006 -- $(161) million

    - 2007 -- $16 million

**   Core operating earnings represents income before interest, other expense, income taxes, restructuring costs and other special items,

      excluding the divested Interior business.  Please see slides titled “Non-GAAP Financial Information” and “Forward-Looking Statements”

      at the end of this presentation for further information.

(in millions)

≈$640
≈$330
≈$60
≈$250
2008-2010
2008
2009
2010

ADVANCE RELENTLESSLY

Sales Backlog Update*

By Product:

Seating --  30%

Electrical and Electronic -- 70%

By Region:

North America -- $(290)M

Europe --  $550M

Asia -- $280M

South America --  $100M

By Customer Type:

Big Three -- $(450)M

European -- $660M

Asia / Asian OEM -- $430M

2008 – 2010 Sales Backlog**

($ in millions)

  Composition of Sales Backlog**

* For a definition of sales backlog and the underlying backlog development assumptions, please see slide titled “Forward-Looking Statements”

   at the end of this presentation.

**Consolidated sales only.

2008 – 2010 Non-Consolidated Backlog ~$300M

Restructuring Status and
Major 2008 Launches

200
175
150
125
100
75
50
25
$104
$100
≈$180
2005
2006
2007 Estimate

200
175
150
125
100
75
50
25
$140
$185
2007 Estimate
2008 Outlook

ADVANCE RELENTLESSLY

Restructuring Status
2005 - 2007 Restructuring Plan*

Objectives:  eliminate excess capacity, improve operating efficiency in response to structural changes within the industry and accelerate our move to low-cost countries.

Present Status:  closure of 19 manufacturing facilities, numerous consolidations of administrative centers and technical locations, reduced global headcount by over 5% and increased component manufacturing, sourcing and engineering in low-cost countries.

Investment:  implemented a $380 million overall restructuring plan.

Savings:  increased to reflect additional investment and improved payback.

* Please see slide titled “Forward-Looking Statements” at the end of this presentation for further information.

Restructuring Investments

Estimated Annual Savings

($ in millions)

($ in millions)

Restructuring Status
2008 – 2010 Restructuring-Related Actions*

Restructuring spending peaked at $180 million in 2007,
as we completed our major initiative and pulled ahead
some actions previously planned for 2008 and 2009

For 2008, we forecast restructuring costs are expected
to be in the range of $100 million

In 2009, restructuring costs are expected to decline
compared with 2008

In the 2010 timeframe, restructuring costs are expected
to return to a more normal annual level

* Please see slide titled “Forward-Looking Statements” at the end of this presentation for further information.

Restructuring Status
Evolving Component Manufacturing Footprint*

Restructuring Actions Reducing Component Facilities in

High-Cost Countries and Increasing the Percentage of

Lear’s Components Originating in Low-Cost Countries

Today 40% of Lear’s components
come from low-cost countries
(LCC), including essentially all
wire harnesses and seat trim
covers

Targeting 60% content from LCC
with future sourcing of headrests
and increased portions of seat
frames and substructures, as well
as selected electronics

Please see slide titled “Forward-Looking Statements” at the end of this presentation for further information.

≈10

Lear Component Plants in High-Cost Countries

LEAR CORPORATION

MALDIVE
Ocean

ADVANCE RELENTLESSLY

We Are Also Investing In Infrastructure
In The Asia-Pacific Region*

China

19 manufacturing facilities, 6 new in 2007

2 new engineering/R&D centers in
Shanghai (includes CTO activities)

19 program launches in 2007

20+ customers

Seats (#2), Electrical Distribution (among
the leaders) and Electronic products

Korea

2 manufacturing facilities

1 engineering center in Seoul

Seats

ASEAN

3 manufacturing facilities

1 engineering/CTO center in Cebu,
Philippines

13 program launches in 2007

Seats, Seat Trim

India

7 manufacturing facilities, 3 new in 2007

1 engineering center in Mumbai

4 program launches in 2007

7 customers

Seats (#1)

    Note:  Includes facilities held through consolidated and non-consolidated joint ventures.

38 Manufacturing / Engineering Facilities in Asia and Growing

Japan

1 engineering center in Atsugi (Tokyo)

1 engineering center in Hiroshima

* Please see slide titled “Forward-Looking Statements” at the end of this presentation for further information.

Major 2008 Launches
North America

BMW X6

(Seating, Electronics)

Mazda 6
 (Seating, Wire Harness)

Chevrolet Aveo

(Seating)

Lincoln MKS

(Seating)

LEAR CORPORATION

JNM 000

HH KK 3525

ADVANCE RELENTLESSLY

Major 2008 Launches
Europe

Audi A5 - Seating

Fiat Lancia Delta - Seating

Opel Vectra - Seating

Other European Launches

Ford Kuga – Wire Harness, Smart Junction Box

BMW 5 & 7 Series – Smart Junction Box

Alfa Romeo 159 – Seating

Mercedes GLK – Seating

Nissan Qashqai L– Seating, Smart Junction Box

Citroen Microspace – Seating

Renault Megane – Smart Junction Box

Major 2008 Launches
Rest of World

VW Gol - Seating

South America

China

Other Asia

Citroen C4                                           Seating

Fiat Siena                                            Seating

Mercedes C-Class                           Seating

Chery B13 - Seating

Chery H13                                                         Seating

Chery QQ                                                           Seating

DFM BF                                      Seating, Wire Harness

FAW/VW Audi A4                                         Seating

Geely FC-2/3        Seating, Wire Harness, TPMS

Geely Vision                                                    Seating

Nissan Atlas                           Wire Harness, SJB

Peugeot Elysee                                              Seating

SGM Epsilon II                                                Seating

Ford/Mazda Ranger - Seating

Japan

Mazda 3/Axela                                  Wire Harness

Nissan Cube                                       Wire Harness, SJB

Nissan Teanna                                Wire Harness

India

Mahindra Ingenio                            Seating

Tata X2                                                Seating

Australia

Ford Orion                                           Seat Trim Covers

Various

Nissan Tiida                                       SJB

Nissan Geniss                                  SJB

Nissan Silphy                                    SJB

SJB – Smart Junction Box

TPMS – Tire Pressure Monitoring System

Summary and Outlook*

Lear is financially sound

Two consecutive years of improving financial results

Strong cash generation restored

No significant near-term debt maturities

Making progress on strategic priorities

Completed divestiture of Interior business

Increasing savings from global restructuring initiative

Expanding in Asia-Pacific and growing Asian sales globally

Implementing actions to strengthen and grow our
Electrical and Electronic business

Solid financial outlook for 2008, despite sharply lower
N.A. production

Longer-term outlook for Lear continues to be positive

Please see slide titled “Forward-Looking Statements” at the end of this presentation for further information.

Q and A Session

In addition to the results reported in accordance with accounting principles generally accepted in the United States (“GAAP”) included throughout this presentation, the Company has provided information regarding “income before interest, other expense, income taxes, restructuring costs and other special items, excluding the divested Interior business” (core operating earnings) and “free cash flow” (each, a non-GAAP financial measure).  Other expense includes, among other things, state and local non-income taxes, foreign exchange gains and losses, fees associated with the Company’s asset-backed securitization and factoring facilities, minority interests in consolidated subsidiaries, equity in net income of affiliates and gains and losses on the sale of assets.  Free cash flow represents net cash provided by operating activities before the net change in sold accounts receivable, less capital expenditures.  The Company believes it is appropriate to exclude the net change in sold accounts receivable in the calculation of free cash flow since the sale of receivables may be viewed as a substitute for borrowing activity.

Management believes the non-GAAP financial measures used in this presentation are useful to both management and investors in their analysis of the Company’s financial position and results of operations.  In particular, management believes that core operating earnings is a useful  measure in assessing the Company’s financial performance by excluding certain items (including those items that are included in other expense) that are not indicative of the Company's core operating earnings or that may obscure trends useful in evaluating the
Company’s continuing operating activities.  Management also believes that this measure is useful to both management and investors in their analysis of the Company's results of operations and provides improved comparability between fiscal periods.  Management believes that free cash flow is useful to both management and investors in their analysis of the Company’s ability to service and repay its debt.  Further, management uses these non-GAAP financial measures for planning and forecasting in future periods.

Core operating earnings and free cash flow should not be considered in isolation or as a substitute for pretax income (loss), net income
(loss), cash provided by operating activities or other income statement or cash flow statement data prepared in accordance with GAAP or as a measure of profitability or liquidity.  In addition, the calculation of free cash flow does not reflect cash used to service debt and therefore, does not reflect funds available for investment or other discretionary uses.  Also, these non-GAAP financial measures, as determined and presented by the Company, may not be comparable to related or similarly titled measures reported by other companies.

Set forth on the following slides are reconciliations of these non-GAAP financial measures to the most directly comparable financial measures calculated and presented in accordance with GAAP.  Given the inherent uncertainty regarding special items, other expense and the net change in sold accounts receivable in any future period, a reconciliation of forward-looking or estimated 2007 financial measures to the most directly comparable financial measures calculated and presented in accordance with GAAP is not feasible.  The magnitude of these items, however, may be significant.

Non-GAAP Financial Information

Non-GAAP Financial Information
Core Operating Earnings

(in millions)

2006

2005

Pretax loss

$   (655.5)

$   (1,187.2)

Divestiture of Interior business

      636.0

                -

Goodwill impairment charges

         2.9

      1,012.8

Interest expense

      209.8

         183.2

Other expense, net *

        87.8

           96.6

Costs related to restructuring actions

      105.6

         106.3

Fixed asset impairment charges

        10.0

           82.3

Litigation charges

             -

           30.5

Income before interest, other expense, income taxes,

restructuring costs and other special items

396.6

$

 324.5

$

Less: Interior business

(161.2)

(76.5)

Income before interest, other expense, income taxes, restructuring costs and other special items, excluding the divested Interior business (core operating earnings)

$   557.8

$      401.0

* Includes minority interests in consolidated subsidiaries and equity in net income (loss) of affiliates.

Non-GAAP Financial Information
Free Cash Flow

(in millions)

2001

2002

2003

2004

2005

2006

Net cash provided by operating activities

829.8

$

545.1

$

586.3

$

675.9

$

560.8

$

285.3

$

Net change in sold accounts receivable

(245.0)

122.2

298.1

70.4

(411.1)

178.0

Net cash provided by operating activities

before net change in sold accounts

receivable

584.8

667.3

884.4

746.3

149.7

463.3

Capital expenditures

       (267.0)

       (272.6)

       (375.6)

       (429.0)

        (568.4)

       (347.6)

Free cash flow

317.8

$

394.7

$

508.8

$

317.3

$

(418.7)

$

115.7

$

Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of
1995, including statements regarding anticipated financial results and liquidity.  Actual results may differ materially from anticipated results as a result of certain risks and uncertainties, including but not limited to, general economic conditions in the markets in which the Company operates, including changes in interest rates or currency exchange rates, the financial condition of the Company’s customers or suppliers, fluctuations in the production of vehicles for which the Company is a supplier, changes in the Company’s current vehicle production estimates, the loss of business with respect to, or the lack of commercial success of, a vehicle model for which the Company is a significant supplier, disruptions in the relationships with the Company’s suppliers, labor disputes involving the Company or its significant customers or suppliers or that otherwise affect the Company, the Company's ability to achieve cost reductions that offset or exceed customer-mandated selling price reductions, the outcome of customer productivity negotiations, the impact and timing of program launch costs, the costs, timing and success of restructuring actions, increases in the Company's warranty or product liability costs, risks associated with conducting business in foreign countries, competitive conditions impacting the Company's key customers and suppliers, raw material costs and availability, the Company's ability to mitigate the significant impact of increases in raw material, energy and commodity costs, the outcome of legal or regulatory proceedings to which the Company is or may become a party, unanticipated changes in cash flow, including the Company’s ability to align its vendor payment terms with those of its customers and other risks described from time to time in the Company's Securities and Exchange Commission filings. In particular, the Company’s financial outlook for 2008 is based on several factors, including the Company’s current vehicle production and raw material pricing assumptions.  The Company’s actual financial results could differ materially as a result of significant changes in these factors.

This presentation also contains information on the Company’s sales backlog.  The Company’s incremental sales backlog reflects: anticipated net sales from formally awarded new programs and open replacement programs, less phased-out and cancelled programs.  The calculation of backlog does not reflect customer price reductions on existing or newly awarded programs.  The backlog may be impacted by various assumptions embedded in the calculation, including vehicle production levels on new and replacement programs, foreign exchange rates and the timing of major program launches.  Lear’s 2008 –
2010 sales backlog is based on an exchange rate of $1.45/per Euro and the following industry production assumptions: in
North America, 14.4 million units in 2008 and 15 million thereafter and in Europe, 20.1 million units in 2008 and 20 million thereafter.

The forward-looking statements in this presentation are made as of the date hereof, and the Company does not assume any obligation to update, amend or clarify them to reflect events, new information or circumstances occurring after the date hereof.